Exhibit 99.1
NETEZZA ANNOUNCES SECOND QUARTER
FISCAL YEAR 2011 FINANCIAL RESULTS
Marlborough, MA — August 26, 2010 — Netezza Corporation (NYSE: NZ), the global leader in data warehouse, analytic and monitoring appliances, today reported its financial results for the second fiscal quarter ended July 31, 2010.
     “The momentum we are experiencing this year has resulted in strong financial results for Netezza this quarter, with record revenues and operating income,” said Jim Baum, Netezza’s President and Chief Executive Officer. “Our customers and partners continue to embrace our value proposition and technology. We are excited about our opportunities as we continue to help organizations maximize their use of high-performance data analytics to make critical time-sensitive decisions, predict future events, and dramatically enhance the way they do business.”
Total revenue for the second quarter of fiscal 2011 (fiscal year ending January 31, 2011) increased 45% to $63.8 million compared to $43.9 million for the second quarter of fiscal 2010. Total revenue for the six months ended July 31, 2010 increased 37% to $122.0 million compared to $89.3 million for the same period one year ago.
GAAP net income for the second quarter of fiscal 2011 was $3.2 million, or $0.05 per diluted share, compared to GAAP net income of $0.7 million, or $0.01 per diluted share, for the second quarter of fiscal 2010. GAAP net income for the six months ended July 31, 2010 was $5.9 million, or $0.09 per diluted share, compared to GAAP net income of $0.5 million, or $0.01 per diluted share, for the same period one year ago.
Non-GAAP net income for the second quarter of fiscal 2011 was $5.8 million, or $0.09 per diluted share, compared to non-GAAP net income of $2.3 million, or $0.04 per diluted share, for the second quarter of fiscal 2010. Non-GAAP net income for the six months ended July 31, 2010 was $10.7 million, or $0.16 per diluted share, compared to non-GAAP net income of $3.8 million, or $0.06 per diluted share, for the same period one year ago.
Non-GAAP net income and non-GAAP net income per diluted share exclude non-cash stock-based compensation, amortization of acquired intangible assets, gain on bargain purchase and the related income tax effect of excluding these expenses. A reconciliation of GAAP to non-GAAP results has been provided in the financial statements included in this press release. An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”

Financial Commentary
“We are very pleased with the results for our second fiscal quarter,” said Patrick Scannell, Netezza’s Senior Vice President and Chief Financial Officer. “Our performance in the first half of the fiscal year reflected strength in our business across all verticals, and we expect to see this continue. As a result, we are increasing our guidance for the full fiscal year to approximately 30% annual revenue growth. We will continue to invest across the organization during the second half of the year and expect operating margin improvement year over year.”
Conference Call Information
Date: August 26, 2010
Time: 4:30 p.m. Eastern Time
Toll-free North America: +1-866-730-5763
International dial-in number: +1-857-350-1587
Passcode: 25643884
A telephonic replay of the conference call will also be available two hours after the call and will run for two weeks. The replay can be accessed by dialing +1-888-286-8010 for participants in the United States and by dialing +1-617-801-6888 for participants outside the United States. The passcode for the replay is 41876413.
The webcast will be accessible from the “Investor Relations” section of Netezza’s Web site (http://www.netezza.com). The webcast will be archived on Netezza’s Web site for a period of one year.
About Netezza Corporation (NYSE: NZ)
Netezza Corporation is the global leader in data warehouse, analytic and monitoring appliances that dramatically simplify high-performance analytics across an extended enterprise. Netezza’s technology enables organizations to process enormous amounts of captured data at exceptional speed, providing a significant competitive and operational advantage in today’s data-intensive industries, including digital media, energy, financial services, government, health and life sciences, retail and telecommunications. Netezza is headquartered in Marlborough, Massachusetts and has offices in Northern Virginia, the United Kingdom, Germany, France, Poland, Japan, Korea, Australia and Singapore. For more information about Netezza, please visit www.netezza.com.
Forward Looking Statements
The statements set forth in this press release include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to Netezza’s future financial performance and Netezza’s business prospects. These statements involve risk and uncertainties, including, among others: market demand for and acceptance of our products; adverse changes in economic conditions; quarterly fluctuation of our business; our limited history of profitability; our dependence on a single product family for nearly all of our revenue; our ability to attract and retain key personnel; our ability to develop and introduce new products and manage product transitions; competition in the data warehouse market; our dependence on certain key customers; our ability to protect our patents and intellectual property; our ability to defend against third party infringement claims, other litigation and contingent liabilities; and risks relating to operating internationally.

For a further list and description of risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements in this release, we refer you to the “Risk Factors” sections of Netezza’s Annual Report on Form 10-K for the year ended January 31, 2010, and Netezza’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2010, each of which is on file with the SEC and available in the investor relations section of Netezza’s Web site at http://www.netezza.com and on the SEC Web site at http://www.sec.gov. In addition, any forward-looking statements included in this press release represent our views as of August 26, 2010. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to August 26, 2010.
Use of Non-GAAP Financial Measures
To supplement Netezza’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Netezza is presenting certain non-GAAP measures of financial performance. Netezza believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Netezza’s performance by excluding certain non-cash items that may not be indicative of Netezza’s core business or future outlook. The presentation of these non-GAAP measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Netezza’s results of operations as determined in accordance with GAAP.
The non-GAAP financial measures presented by Netezza exclude non-cash stock-based compensation, amortization of acquired intangible assets, gain on bargain purchase and the related income tax effect of excluding these expenses. Because of the varying valuation methodologies and assumptions that companies use to measure stock-based compensation expense, Netezza’s management believes that excluding non-cash stock-based compensation allows investors to analyze Netezza’s recurring business over multiple periods and provide more meaningful comparisons with other companies. Because the amount of amortization of acquired intangible assets varies in amount and frequency and is significantly affected by the timing and size of our acquisitions, Netezza’s management believes that excluding amortization of acquired intangible assets allows investors to analyze Netezza’s recurring business over multiple periods. The gain on bargain purchase in the three months ended July 31, 2009 resulted from the value of identifiable net assets acquired exceeding the value of the purchase consideration transferred for Netezza’s acquisition of Tizor Systems, Inc. Since Netezza had no gain on bargain purchase in any other periods and due to the one-time nature of this charge, Netezza is presenting its operating results without this gain to allow for a more meaningful comparison of current periods to prior year periods. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the financial statements included in this press release.
# # #

Netezza® and the Netezza “N” logo are either registered trademarks or trademarks of Netezza Corporation. Other names may be trademarks of their respective owners.
Contact
Netezza Corporation
  Investor Contact:
    Patrick J. Scannell, Jr., +1 508-382-8200
    Senior Vice President & Chief Financial Officer
    ir@netezza.com
  or
  Media Contact:
    Glen Zimmerman +1 508-382-8267
    Director, Public Relations
    gzimmerman@netezza.com

Netezza Corporation
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	July 31,	January 31,
	2010	2010
ASSETS

Current assets
Cash and cash equivalents	$66,567	$40,638
Short-term marketable securities	69,777	64,020
Accounts receivable	32,376	53,450
Inventory	32,160	28,708
Deferred tax assets, net	17,168	14,490
Restricted cash	60	60
Prepaid expenses and other current assets	9,456	4,675

Total current assets	227,564	206,041

Property and equipment, net	11,012	8,469
Deferred tax assets, net	10,290	12,048
Goodwill	2,000	2,000
Intangible assets, net	3,561	4,056
Long-term marketable securities	42,224	49,769
Restricted cash	439	639
Other long-term assets	906	575

Total assets	$297,996	$283,597

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$6,537	$12,604
Accrued expenses	9,767	5,906
Accrued compensation and benefits	7,906	6,776
Current portion of deferred revenue	44,799	49,665

Total current liabilities	69,009	74,951

Long-term deferred revenue	11,665	8,727
Other long-term liabilities	2,332	2,326

Total liabilities	83,006	86,004

Stockholders’ equity	214,990	197,593

Total liabilities and stockholders’ equity	$297,996	$283,597

Netezza Corporation
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three months ended		Six months ended
	July 31,		July 31,
	2010	2009	2010	2009
Revenue
Product	$47,276	$29,969	$90,113	$62,671
Services	16,531	13,965	31,868	26,630

Total revenue	63,807	43,934	121,981	89,301

Cost of revenue
Product	17,259	11,123	32,704	23,467
Services	5,316	3,420	9,646	6,895

Total cost of revenue	22,575	14,543	42,350	30,362

Gross margin	41,232	29,391	79,631	58,939

Operating expenses
Sales and marketing	20,922	15,729	40,072	30,405
Research and development	10,951	9,297	21,780	20,917
General and administrative	4,408	3,974	8,958	7,950

Total operating expenses	36,281	29,000	70,810	59,272

Operating income (loss)	4,951	391	8,821	(333)

Interest income	243	197	529	507
Interest expense	—	25	—	50
Other income (expense), net	(87)	247	(133)	378

Income before income tax expense	5,107	810	9,217	502

Income tax expense	1,923	80	3,361	9

Net income	$3,184	$730	$5,856	$493

Net income per share
Basic	$0.05	$0.01	$0.10	$0.01
Diluted	$0.05	$0.01	$0.09	$0.01

Weighted average common shares outstanding
Basic	61,941	60,232	61,569	60,104
Diluted	65,938	62,847	65,283	62,675

Netezza Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except per share amounts)

	Three months ended		Six months ended
	July 31,		July 31,
	2010	2009	2010	2009
Non-GAAP financial measures and reconciliation:

GAAP cost of product revenue	$17,259	$11,123	$32,704	$23,467
Non-cash stock-based compensation (1)	30	11	53	22
Amortization of acquired intangible assets (2)	97	97	191	166

Non-GAAP cost of product revenue	$17,132	$11,015	$32,460	$23,279

GAAP cost of services revenue	$5,316	$3,420	$9,646	$6,895
Non-cash stock-based compensation (1)	185	98	331	195
Amortization of acquired intangible assets (2)	53	88	138	170

Non-GAAP cost of services revenue	$5,078	$3,234	$9,177	$6,530

GAAP gross margin	$41,232	$29,391	$79,631	$58,939
Non-cash stock-based compensation (1)	215	109	384	217
Amortization of acquired intangible assets (2)	150	185	329	336

Non-GAAP gross margin	$41,597	$29,685	$80,344	$59,492

GAAP sales and marketing expenses	$20,922	$15,729	$40,072	$30,405
Non-cash stock-based compensation (1)	1,172	816	2,194	1,566
Amortization of acquired intangible assets (2)	74	72	144	140

Non-GAAP sales and marketing expenses	$19,676	$14,841	$37,734	$28,699

GAAP research and development expenses	$10,951	$9,297	$21,780	$20,917
Non-cash stock-based compensation (1)	892	683	1,720	1,317
Amortization of acquired intangible assets (2)	9	10	18	20

Non-GAAP research and development expenses	$10,050	$8,604	$20,042	$19,580

GAAP general and administrative expenses	$4,408	$3,974	$8,958	$7,950
Non-cash stock-based compensation (1)	1,150	839	2,110	1,582
Amortization of acquired intangible assets (2)	2	2	4	4

Non-GAAP general and administrative expenses	$3,256	$3,133	$6,844	$6,364

GAAP operating expenses	$36,281	$29,000	$70,810	$59,272
Non-cash stock-based compensation (1)	3,214	2,338	6,024	4,465
Amortization of acquired intangible assets (2)	85	84	166	164

Non-GAAP operating expenses	$32,982	$26,578	$64,620	$54,643

GAAP operating income (loss)	$4,951	$391	$8,821	$(333)
Non-cash stock-based compensation (1)	3,429	2,447	6,408	4,682
Amortization of acquired intangible assets (2)	235	269	495	500

Non-GAAP operating income	$8,615	$3,107	$15,724	$4,849

GAAP other income (expense), net	$(87)	$247	$(133)	$378
Gain on bargain purchase (4)	—	(365)	—	(365)

Non-GAAP other income (expense), net	$(87)	$(118)	$(133)	$13

GAAP income tax expense	$1,923	$80	$3,361	$9
Income tax effect (3)	1,056	803	2,108	1,465

Non-GAAP income tax expense	$2,979	$883	$5,469	$1,474

GAAP net income	$3,184	$730	$5,856	$493
Non-cash stock-based compensation (1)	3,429	2,447	6,408	4,682
Amortization of acquired intangible assets (2)	235	269	495	500
Income tax effect (3)	(1,056)	(803)	(2,108)	(1,465)
Gain on bargain purchase (4)	—	(365)	—	(365)

Non-GAAP net income	$5,792	$2,278	$10,651	$3,845

GAAP net income per share — basic	$0.05	$0.01	$0.10	$0.01
Non-cash stock-based compensation (1)	0.06	0.05	0.10	0.07
Amortization of acquired intangible assets (2)	0.00	0.00	0.01	0.01
Income tax effect (3)	(0.02)	(0.01)	(0.04)	(0.02)
Gain on bargain purchase (4)	—	(0.01)	—	(0.01)

Non-GAAP net income per share — basic	$0.09	$0.04	$0.17	$0.06

GAAP net income per share — diluted	$0.05	$0.01	$0.09	$0.01
Non-cash stock-based compensation (1)	0.06	0.05	0.10	0.07
Amortization of acquired intangible assets (2)	0.00	0.00	0.01	0.01
Income tax effect (3)	(0.02)	(0.01)	(0.04)	(0.02)
Gain on bargain purchase (4)	—	(0.01)	—	(0.01)

Non-GAAP net income per share — diluted	$0.09	$0.04	$0.16	$0.06

Weighted average common shares outstanding
Basic	61,941	60,232	61,569	60,104
Diluted	65,938	62,847	65,283	62,675

Footnotes — Adjustments

(1)	Represents non-cash stock-based compensation expense as follows:

	Three months ended		Six months ended
	July 31,		July 31,
	2010	2009	2010	2009
Cost of product revenue	$30	$11	$53	$22
Cost of services revenue	185	98	331	195
Sales and marketing	1,172	816	2,194	1,566
Research and development	892	683	1,720	1,317
General and administrative	1,150	839	2,110	1,582

Total non-cash stock-based compensation expense	$3,429	$2,447	$6,408	$4,682

(2)	Represents amortization of acquired intangible assets:

	Three months ended		Six months ended
	July 31,		July 31,
	2010	2009	2010	2009
Cost of product revenue	$97	$97	$191	$166
Cost of services revenue	53	88	138	170
Sales and marketing	74	72	144	140
Research and development	9	10	18	20
General and administrative	2	2	4	4

Total amortization expense	$235	$269	$495	$500

(3)	Income tax effect of excluding stock-based compensation, amortization of acquired intangible assets and gain on bargain purchase.

(4)	Represents gain on bargain purchase resulting from the value of identifiable net assets acquired exceeding the value of the purchase price for Netezza’s acquisition of Tizor Systems, Inc.